EXHIBIT 13.1


                            CERTIFICATION PURSUANT TO
                               18 U.S.C. ss.1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Anthony Clark International Insurance Brokers Ltd. (the "Company") on Form 20-F for the year ended March 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Primo Podorieszach, the President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                        /s/ Primo Podorieszach
                                        ----------------------------------------
                                        Primo Podorieszach
                                        President and Chief Executive Officer
                                        October 17, 2005



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                            CERTIFICATION PURSUANT TO
                               18 U.S.C. ss.1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Anthony Clark International Insurance Brokers Ltd. (the "Company") on Form 20-F for the year ended March 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the
"Report"), I, Mahesh Bhatia, the Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                        /s/ Mahesh Bhatia
                                        ----------------------------------------
                                        Mahesh Bhatia
                                        Chief Financial Officer
                                        October 17, 2005






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